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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -----------------

                Date of Report (Date of Earliest Event Reported)
                                January 26, 2004

                            INTERACTIVE TELESIS INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                                           33-0649915
-------------------------------                  -------------------------------
(State of Other Jurisdiction of                  (I.R.S. Employer Identification
       Incorporation)                                       Number)

                                   000-28215
                            ------------------------
                            (Commission File Number)

       2382 Faraday Avenue, Suite 300, Carlsbad, California        92008-7220
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            (Address of Principal Executive Offices)               (Zip Code)

                                  760-496-7700
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              (Registrant's Telephone Number, Including Area Code)

            6450 Lusk Blvd., Suite E208, San Diego, California 92121
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         (Former Name or Former Address, if Changed since Last Report)



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ITEM 3. Bankruptcy or Receivership

On October 16, 2003, the Bankruptcy Court for the Southern District of California confirmed the Debtor's liquidating Plan of Reorganization dated April 17, 2003. Because there are insufficient assets to fully pay the unsecured claims of this estate, the shareholders of Interactive Telesis Inc. (Debtor) will receive no distribution or property under Debtor's Plan. The Plan provides that shares of stock in Interactive Telesis Inc. shall be cancelled, annulled and extinguished as of the effective date of the Plan and all shares of Interactive Telesis Inc. stock will forever cease trading on the OTC Bulletin Board or any other securities exchange or market. Shareholders are advised to notify their personal tax advisor and/or accountant of the disposition of their stock interest.

Documents filed with the court can be viewed at http://ecf.casb.uscourts.gov website or at the Debtor's temporary website located at www.interactivetelesisinc-ch11-plan.com until April 15, 2004.



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004         Interactive Telesis Inc.

                                By: /s/ ALBERT L. STAERKEL
                                    --------------------------------------------
                                    Name: Albert L. Staerkel
                                    Title: President and Chief Executive Officer